UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 25, 2014

AT&T INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

________           __________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders

      The 2014 Annual Meeting of the stockholders of AT&T Inc. was held on April 25, 2014, in Columbus, Georgia. Stockholders representing 4,004,808,988 shares, or 76.96%, of the common shares outstanding as of the February 26, 2014, record date were present in person or were represented at the meeting by proxy.  Final voting results are shown below.

      Each matter was determined by a majority of votes cast, except that the advisory approval of executive compensation was a non-binding proposal and the preference of the stockholders was determined by the choice receiving the greatest number of votes.

Election of Directors
The following Directors were elected by the affirmative vote of a majority of the votes cast:
Nominees for Director	Votes Cast For		Votes Cast Against		Abstain	Broker Non-Votes
	Number	% of Votes Cast	Number	% of Votes Cast
Randall L. Stephenson	2,643,504,674	97.38	70,992,751	2.62	38,170,728	1,252,108,631
Reuben V. Anderson	2,681,813,231	98.31	46,093,246	1.69	24,740,227	1,252,108,631
Jaime Chico Pardo	2,690,729,200	98.65	36,685,808	1.35	25,258,368	1,252,108,631
Scott T. Ford	2,700,683,447	98.99	27,426,709	1.01	24,551,578	1,252,108,631
James P. Kelly	2,686,293,856	98.46	42,024,848	1.54	24,338,499	1,252,108,631
Jon C. Madonna	2,682,071,561	98.34	45,145,225	1.66	25,471,370	1,252,108,631
Michael B. McCallister	2,683,310,041	98.36	44,620,494	1.64	24,763,696	1,252,108,631
John B. McCoy	2,639,650,506	96.76	88,519,763	3.24	24,514,105	1,252,108,631
Beth E. Mooney	2,698,261,071	98.89	30,421,062	1.11	23,976,897	1,252,108,631
Joyce M. Roché	2,626,942,970	96.27	101,771,113	3.73	23,947,057	1,252,108,631
Mathew K. Rose	2,697,077,544	98.86	31,125,697	1.14	24,486,978	1,252,108,631
Cynthia B. Taylor	2,629,109,461	96.34	99,799,335	3.66	23,778,838	1,252,108,631
Laura D’Andrea Tyson	2,615,493,379	95.83	113,721,218	4.17	23,425,353	1,252,108,631

Proposals Submitted by Board of Directors
The ratification of the appointment of Independent Auditors and the approval of the Severance Policy received the affirmative vote of a majority of the votes cast and were passed.  The advisory approval of executive compensation is non-binding, and the preference of the stockholders was determined by the choice that received the greatest number of votes.

Proposal	Votes Cast For		Votes Cast Against		Abstain	Broker Non-Votes
	Number	% of Votes Cast	Number	% of Votes Cast
Ratification of appointment of Independent Auditors.	3,916,024,257	98.49	59,865,926	1.51	28,871,213	NA
Advisory approval of executive compensation.	2,534,043,805	93.71	169,959,141	6.29	48,650,452	1,252,108,631
Approve Severance Policy.	2,573,701,250	95.13	131,747,655	4.87	47,153,146	1,252,108,631

Proposals Submitted by Stockholders
The following proposals failed to receive the affirmative vote of the majority of votes cast and were defeated.
Proposal	Votes Cast For		Votes Cast Against			Broker Non-Votes
	Number	% of Votes Cast	Number	% of Votes Cast	Abstain
Political report.	645,823,644	24.60	1,979,090,319	75.40	127,693,287	1,252,108,631
Lobbying report.	654,294,571	24.89	1,974,418,648	75.11	123,922,136	1,252,108,631
Written consent.	1,100,084,001	40.76	1,599,172,249	59.24	53,375,379	1,252,108,631

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.
Date: April 28, 2014	By: /s/ Ann Effinger Meuleman Ann Effinger Meuleman Senior Vice President and Secretary